EXHIBIT 99.1

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., PHILADELPHIA TIME ON _________________, 2004 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., PHILADELPHIA TIME ON THE EXPIRATION DATE.

RADNOR HOLDINGS CORPORATION

Three Radnor Corporate Center, Suite 300

Radnor, PA 19087

LETTER OF TRANSMITTAL

To Exchange Senior Secured Floating Rate Notes due 2009 (“Old Notes”)

Exchange Agent:

WACHOVIA BANK, NATIONAL ASSOCIATION

To: Wachovia Bank, National Association

Facsimile Transmission

(704) 590-7628

Confirm by telephone to:

(704) 590-7413

By Mail:

Wachovia Bank, National Association

Corporate Actions - NC1153

1525 West W.T. Harris Boulevard, 3C3

Charlotte, NC 28288-1153

Attention: Marsha Rice

By Overnight Delivery:

Wachovia Bank, National Association

Corporate Actions - NC1153

1525 West W.T. Harris Boulevard, 3C3

Charlotte, NC 28262-1153

Attention: Marsha Rice

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING

THE INSTRUCTIONS TO THIS LETTER, CAREFULLY

BEFORE CHECKING ANY BOX BELOW

Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the prospectus dated                     , 2004 as the same may be amended or supplemented from time to time (the “Prospectus”) of Radnor Holdings Corporation (the “Company”) under “Description of the Notes.”

List in Box 1 below the Old Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and affix the schedule to this Letter.

BOX 1

TO BE COMPLETED BY ALL TENDERING HOLDERS

Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank)	Certificate Number(s)(1)	Principal Amount of Old Notes	Principal Amount of Old Notes Tendered(2)

Totals:

(1)	Need not be completed if Old Notes are being tendered by book-entry transfer.

(2)	Unless otherwise indicated, the entire principal amount of Old Notes represented by a certificate or a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer (the “Exchange Offer”) of Old Notes for the Company’s Senior Secured Floating Rate Notes due 2009 that have been registered under the Securities Act of 1933 (the “Exchange Notes”), the undersigned tenders to the Company the principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered.

The undersigned constitutes and appoints the Exchange Agent as his, her or its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes, with full power of substitution, to: (a) deliver certificates for such Old Notes; (b) deliver Old Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of the Old Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered.

The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of Exchange Notes (together with the guarantees for the Exchange Notes of the Company’s existing and future domestic restricted subsidiaries (the “Guarantors”) with respect thereto) in exchange therefor shall constitute performance in full by the Company and the Guarantors of their obligations under the Registration Rights Agreement and that, upon the issuance of the Exchange Notes, the Company and the Guarantors will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Old Notes, the undersigned certifies (a) that it is not an affiliate of the Company or any Guarantor, that it is not a broker-dealer that owns Old Notes acquired directly from the Company or an affiliate of the Company, that it is acquiring the Exchange Notes offered hereby in the ordinary course of the undersigned’s business and that at the time of the consummation of the Exchange Offer the undersigned has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes; (b) that it is an affiliate of the Company or of the initial purchasers of the Old Notes in the offering of the Old Notes and that it will comply with the registration and prospectus delivery requirements of the Securities Act of 1933 to the extent applicable to it; (c) that it is a Participating Broker-Dealer (as defined in the Registration Rights Agreement) and that it will deliver a prospectus in connection with any resale of the Exchange Notes; or (d) that if it is not a broker-dealer, it is not engaged in and does not intend to engage in a distribution of Exchange Notes.

The undersigned acknowledges that, if it is a broker-dealer, the Old Notes were acquired for its own account as a result of market-making activities or other trading activities, and will deliver a prospectus in connection with any resale of Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act of 1933.

The undersigned understands that the Company may accept the undersigned’s tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned’s right to withdraw such tender will terminate.

All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

Unless otherwise indicated under “Special Delivery Instructions” below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Old Notes not tendered but represented by a certificate also encompassing Old Notes that are tendered) to the undersigned at the address set forth in Box 1.

The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Institution which Guaranteed Delivery:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

BOX 2

PLEASE SIGN HERE

WHETHER OR NOT OLD NOTES ARE BEING

PHYSICALLY TENDERED HEREBY

This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See instruction 3)

X

X
(Signature(s) of Owners(s) or Authorized Signatory)

Date:                     , 2004

Name(s):
(Please Print)

Capacity:

Address:
(Include Zip Code)

Area Code and Telephone No.:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (See Instructions 4 below)

Certain Signatures Must Be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Title)

(Printed Name)

Date:                     , 2004

BOX 3

TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYOR’S NAME: WACHOVIA BANK, NATIONAL ASSOCIATION

SUBSTITUTE	Part 1 PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number or Employer Identification Number _______________________
Form W-9 Department of the Treasury, Internal Revenue Service Payor’s Request for Taxpayer Identification Number (TIN)	Part 2 Check appropriate box: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other

Part 3 ☐

Check the box if you are NOT subject to back-up withholding because (1) you are exempt from back-up withholding, (2) you have not been notified that you are subject to back-up withholding as result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified you that you are no longer subject to back-up withholding.

Part 4 ☐ Check if Awaiting TIN

Part 5 ☐ Check the box if you are a U.S. person (including a U.S. resident alien).

CERTIFICATION. UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Signature ________________________________________ Date ______________

___________________________________________________________________

Name (Please Print)

BOX 4

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes in a principal amount not exchanged, or Exchange Notes, are to be issued in the name of someone other than the person whose signature appears in Box 2 or if Old Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained in the Book-Entry Transfer Facility other than the account indicated above.

Issue and deliver:

(check appropriate boxes)

☐	Old Notes not tendered

☐	Exchange Notes, to:

(Please Print)

Name

Address

Please complete the substitute Form W-9 at Box 3

Tax I.D. or Social Security Number:

BOX 5

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes in a principal amount not exchanged, or Exchange Notes, are to be sent to someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.

Deliver:

(check appropriate boxes)

☐	Old Notes not tendered

☐	Exchange Notes, to:

(Please Print)

Name

Address

Please complete the Substitute Form W-9 at Box 3

Tax I.D. or Social Security Number:

INSTRUCTIONS

FORMING PART OF THE TERMS AND

CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter and Certificates. Certificates for Old Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Old Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

If tendered Old Notes are registered in the name of the signer of the Letter of Transmittal and the Exchange Notes to be issued in exchange therefore are to be issued (and any untendered Old Notes are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered Old Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”). If the Exchange Notes and/or Old Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Old Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes should contact such holder promptly and instruct such holder to tender Old Notes on such beneficial owner’s behalf. If such beneficial owner wishes to tender such Old Notes himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Old Notes to reach the Exchange Agent before the Expiration Date, a tender may be effected if the Exchange Agent has received at its office listed on the back cover of the Prospectus on or prior to the Expiration Date a properly completed and duly executed Notice of Guaranteed Delivery (by mail, telegram, facsimile transmission or hand delivery) from an Eligible Institution setting forth the name and address of the tendering holder, the principal amount of the Old Notes being tendered, the names in which the Old Notes are registered and, if possible, the certificate numbers of the Old Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery by the Eligible Institution, the Old Notes, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Old Notes being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery that may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

A tender will be deemed to have been received as of the date when the tendering holder’s properly completed and duly signed Letter of Transmittal accompanied by the Old Notes (or a timely Book-Entry Confirmation) is received by the Exchange Agent. Issuances of Exchange Notes in exchange for Old Notes tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Old Notes (or a timely Book-Entry Confirmation).

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its reasonable judgment, whose determination will be final and binding. The Company reserves the right in its reasonable judgment to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company’s counsel, would be unlawful. The Company also reserves the right in its reasonable judgment to waive any irregularities or conditions of tender as to particular Old Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Old Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

Neither the Company, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

2. Partial Tenders; Withdrawals. If less than the entire principal amount of any Old Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Old Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Old Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Old Notes represented by a submitted certificate is tendered (or, in the case of Old Notes tendered by book-entry transfer, such non-exchanged Old Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Old Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that it has accepted the tender of Old Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Old Notes; (iii) contain a description of the Old Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Old Notes and the principal amount of Old Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address set forth on the back cover of the Prospectus prior to the Expiration Date. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Notes to be withdrawn, the certificate numbers of Old Notes to be withdrawn, the principal amount of Old Notes to be withdrawn, a statement that such holder is withdrawing his election to have such Old Notes exchanged, and the name of the registered holder of such Old Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, in its reasonable judgment, and such determination will be final and binding on all parties.

3. Signatures on this Letter; Assignment; Guarantee of Signatures. If this Letter is signed by the holder(s) of Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Notes, without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Old Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

If this Letter is signed by the holder of record and (i) the entire principal amount of the holder’s Old Notes are tendered; and/or (ii) untendered Old Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Old Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority to so act must be submitted, unless waived by the Company before the Expiration Date.

Signatures on this Letter must be guaranteed by an Eligible Institution, unless Old Notes are tendered: (i) by a holder who has not completed the Box entitled “Special Delivery Instructions” on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution that is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchange Medallion Signature Program (MSP) or The Stock Exchange Medallion Program (SEMP). If Old Notes are registered in the name of a person other than the signer of this Letter, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its reasonable judgment, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4. Special Issuance and Delivery Instructions. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Old Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

5. Tax Identification Number. U.S. federal income tax law requires that a holder whose tendered Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, corporations and certain tax-exempt organizations) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

Under U.S. federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 28%, subject to adjustment. In order to prevent back-up withholding, each tendering holder who is a U.S. person (including a U.S. resident alien) must provide his or her correct TIN by completing the “Substitute Form W-9”, referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

In general, a foreign holder (a nonresident alien individual or foreign corporation) may be subject to U.S. federal withholding tax at a flat rate of 30% (or lower applicable treaty rate) on interest payments received on the Exchange Notes unless the portfolio interest exemption described in the Offer to Exchange is satisfied. In order to qualify for the portfolio interest exemption, the Exchange Agent must, among other things, receive prior to the payment of any interest, either (i) from the beneficial owner of the Exchange Note, a duly executed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for the United States Tax Withholding, or (ii) from the financial institution holding the Exchange Note on behalf of the beneficial owner, a duly executed Form W-8IMY, Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding, together with any required additional statements from the beneficial owner of the Exchange Note. If you are a foreign holder, you should complete Form W-8BEN or Form W-8IMY, as applicable. Copies of these forms will be provided by the Company upon request or can be obtained from the Internal Revenue Service at www.irs.gov.

6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Old Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person)

will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

7. Waiver of Conditions. The Company reserves the right in its reasonable judgment to amend or waive any of the specified conditions in the Exchange Offer in the case of any Old Notes tendered.

8. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instruction.

9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

IMPORTANT: This Letter (together with certificates representing tendered Old Notes or a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent on or before the Expiration Date (as deemed in the Prospectus).

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

For this type of account:	Give the SOCIAL SECURITY number of—

1. An individual’s account	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)

6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)

7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

8. Account of sole proprietorship (or single-member LLC that has not elected to be taxed as a corporation)	The owner(4)

For this type of account:	Give the EMPLOYER IDENTIFICATION number of—

9. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(5)

10. Corporate account	The corporation

11. Religious, charitable, or educational organization account	The organization

12. Account of partnership (or multi-member LLC that has not elected to be taxed as a corporation) held in the name of the business	The partnership (or the LLC)

13. Association, club, or other tax-exempt organization	The organization

14. A broker or registered agent	The broker or nominee

15. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)	Show the name of the owner.

(5)	List first and circle the name of the legal trust, estate, or pension trust.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from back up withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(F)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852). Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

Exempt payees described above should complete Form W-9 (Box 3 hereof) to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM AND OTHER REQUIRED INFORMATION, AND RETURN IT TO THE EXCHANGE AGENT (THE PAYOR).

Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments—If you fail to include any portion of an includible payment for interest in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 20% on any portion of an underpayment attributable to that failure unless you have reasonable cause and acted in good faith with respect to your failure.

(3) Civil Penalty for False Information With Respect To Withholding—If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty for Falsifying Information—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.